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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

        We consent to the reference to our firm under the caption "Experts" and to the use of our report dated July 3, 2013, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-190417) and related Prospectus of Acceleron Pharma Inc. for the registration of shares of its common stock.

                      /s/ Ernst & Young LLP

Boston, Massachusetts
August 19, 2013

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  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm